UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Marco Community Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 12, 2004

To our Shareholders:

We are pleased to announce that the first Annual Meeting of Shareholders of Marco Community Bancorp, Inc. will be held at the Marco Island Yacht Club, 1400 North Collier Boulevard, Marco Island, Florida 34145, (239) 394-0199 on May 17, 2004, beginning at 10:00 a.m. local time. Beginning at 9:30 a.m., we will be serving coffee. After the meeting, at approximately 11:45 a.m., we will also serve a buffet lunch.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Our directors and officers, as well as a representative of the accounting firm Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to respond to your questions and to share with you our plans and objectives for 2004.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed Proxy Card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all of the officers and employees of Marco Community Bancorp, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Richard Storm, Jr.

Richard Storm, Jr. Chairman and Chief Executive Officer

MARCO COMMUNITY BANCORP, INC.

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 17, 2004

The 2004 Annual Meeting of Shareholders (“Annual Meeting”) of Marco Community Bancorp, Inc. (“MCBI”) will be held at Marco Island Yacht Club, 1400 North Collier Boulevard, Marco Island, Florida 34145, (239) 394-0199, on May 17, 2004 beginning at 10:00 a.m. local time. At the Annual Meeting, the holders of MCBI’s outstanding common stock will act on the following items:

1.	The election of seven members of the Board of Directors, each to serve for a one-year term;

2.	The approval of the 2003 Employees’ Incentive Stock Option and Limited Rights Plan;

3.	The approval of the 2003 Directors’ Stock Option and Limited Rights Plan;

4.	The approval of the 2003 Advisory Board Members’ Stock Option and Limited Rights Plan;

5.	The ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors for MCBI for the fiscal year ending December 31, 2004;

6.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing items; and

To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

All holders of record of shares of MCBI at the close of business on March 15, 2004, are entitled to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,

/s/ Bruce G. Fedor

Bruce G. Fedor Corporate Secretary

Marco Island, Florida

April 12, 2004

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Marco Community Bancorp, Inc. (“MCBI”) of proxies to be voted at our 2004 Annual Meeting of Shareholders, and any adjournment thereof (“Annual Meeting”). MCBI’s Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2003, accompanies this Proxy Statement, which is first being mailed to shareholders on or about April 12, 2004.

Date, Time and Location

•	Monday, May 17, 2004

•	10:00 a.m. local time

•	Marco Island Yacht Club

•	1400 North Collier Boulevard, Marco Island, Florida 34145

•	(239) 394-0199

Solicitation and Voting of Proxies

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your vote in the spaces indicated on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends.

In order for us to have a quorum present to be able to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

Your presence at the Annual Meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by:

•	Delivering a written notice of revocation to MCBI; or

•	Delivering a duly executed proxy bearing a later date to MCBI; or,

•	Attending the Annual Meeting and voting in person.

Voting Procedures

Only holders of record of our common stock at the close of business on March 15, 2004, the shareholder record date, will be entitled to vote at the Annual Meeting. Record holders representing a majority of our outstanding common stock, present in person or represented by proxies, constitutes a quorum. The number of shares of our common stock outstanding as of the record date was 1,300,277, held by approximately 450 shareholders. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting.

In accordance with Florida law and our Bylaws, directors will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast.

A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval, Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since Proposals I, II, III, IV and V will be determined by the total votes cast, abstentions and withheld votes will not affect such matters.

If your shares are held by a brokerage firm (e.g., shares held in “street name”), under certain circumstances it may vote your shares. Such entities have authority to vote their customers’ shares on certain routine matters, including the election of directors. When a firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers’ shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. Proposals II, III and IV, the adoption of stock option plans, are considered non-routine.

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope. If you own shares through a brokerage firm (e.g., shares held in “street name”), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, singing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

BOARD OF DIRECTORS MEETINGS

During the year ended December 31, 2003, MCBI’s Board of Directors held 13 meetings. All directors attended at least 75% of the total meetings of the Board of Directors and any committees on which he or she served. Neither the Bank nor MCBI currently pays fees to its directors. The Bank and MCBI do not intend to pay directors’ fees until they have attained two consecutive quarters of profitability.

COMMITTEES OF THE BOARD OF DIRECTORS

General

In 2003, MCBI had four standing committees, the Audit Committee, the Corporate Governance Committee, the Loan Committee and the Nominating Committee. The following table lists the members of each Committee in 2003.

Committee Member	Audit	Corporate Governance	Loan	Nominating
Joel M. Cox	X	—	—	X

Bruce G. Fedor	X	Chair	—	—

Jamie B. Greusel	—	—	—	—

Robert A. Marks	—	—	X	Chair

Stephen A. McLaughlin	—	X	Chair	X

Michael A. Micallef	—	—	Ex-Officio	—

E. Terry Skone	Chair	X	—	—

Richard Storm, Jr.	—	Ex-Officio	Ex-Officio	Ex-Officio

The Corporate Governance Committee evaluates MCBI’s corporate policies and procedures, as well as periodically reviewing MCBI’s Articles of Incorporation and Bylaws to determine if any recommended changes need to be made. Special emphasis is placed on compliance with the Sarbanes-Oxley Act of 2002 and federal securities laws. This Committee met one time in 2003. Each member attended that meeting.

The Loan Committee evaluates lending opportunities presented to MCBI, including participations with the Bank. The Committee meets on an as needed basis, but did not meet in 2003. During 2003, all MCBI lending decisions were made by the entire Board.

The Nominating Committee meets to evaluate candidates for MCBI’s Board. Each member of the Committee is independent as defined by NASDAQ rules. This Committee has not yet adopted a charter and has no set procedures or policy on the selection of nominees or evaluation of shareholder recommendations. Until a charter and nominating procedures can be put in place, it makes all such decisions on a case-by-case basis. The Committee did not meet in 2003.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has adopted a formal charter which is attached as Appendix A Under its charter, the committee reviews MCBI’s auditing, accounting, financial reporting and internal control functions, recommend our independent auditor and review its services. The Board of Directors believes that the members of the Audit Committee are all “Independent Directors’ under Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards in that they have no relationships that would impair their abilities to objectively and impartially execute their duties.

The audit functions of the Audit Committee are focused on three areas:

•	The adequacy of MCBI’s internal controls and financial reporting process and the reliability of MCBI’s financial statements.

•	The performance of MCBI’s internal auditors and the independence and performance of MCBI’s independent auditors.

•	MCBI’s compliance with legal and regulatory requirements.

The Audit Committee has met periodically with management to consider the adequacy of MCBI’s internal controls and the objectivity of its financial reporting. These matters were discussed with MCBI’s independent auditors. The Audit Committee also met with the independent auditors without management present. The independent auditors have unrestricted access to the members of the Audit Committee. In addition, the Audit Committee also recommends to the Board the appointment of the independent auditors and periodically reviews their performance, fees and independence from management.

No member of our Audit Committee has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by SEC Rules. The Board has determined that, given the size of our organization and the number of competitors in our marketplace, obtaining an “audit committee financial expert” who has the specific bank accounting experience to qualify, would be extremely difficult. However, the Board believes that all of our current Audit Committee members have a level of financial literacy and familiarity with banking operations to provide strong financial guidance to the Committee and MCBI, with the assistance of our independent auditors.

Management has primary responsibility for MCBI’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of MCBI in conformity with accounting principles generally accepted in the United States of America and discuss with the Committee any issues they believe should be raised and addressed. The Audit Committee monitors these processes, relying without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

This year, the Audit Committee reviewed MCBI’s audited financial statements as of, and for, the fiscal year ended December 31, 2003, and met with both management and MCBI’s independent auditors to discuss those financial statements. Management has represented to the Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee received from, and discussed with, Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from MCBI. The Committee also discussed with Hacker, Johnson & Smith, P.A., any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that MCBI’s audited financial statements be included in MCBI’s annual report on Form 10-KSB for the fiscal year ended December 31, 2003. The Audit Committee met one time in 2003. The Audit Committee is comprised of the following members, all of whom attended the Committee meetings:

Joel M. Cox	Bruce G. Fedor	E. Terry Skone, Chairman

PROPOSAL I. ELECTION OF DIRECTORS

Our Board of Directors is presently comprised of seven members, each of whom has been nominated to stand for re-election for a one-year term. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person.

The seven nominees, Joel M. Cox, Bruce G. Fedor, Jamie B. Greusel, Robert A. Marks, Stephen A. McLaughlin, E. Terry Skone and Richard Storm, Jr., have all indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

Information relating to the business experience and age of MCBI’s director nominees, continuing directors and non-director executive officers is set forth below.

Joel M. Cox, age 65, a founding director of MCBI and the Bank, has over 40 years of experience in the banking and insurance industries. Mr. Cox has been Vice President and a director of Cox Insurance Agency, Inc., in Marco Island, since 1984. He has also been a director of People’s Community Bank of the West Coast in Sarasota, Florida since 1999, and a director of its parent holding company, People’s Community Bancshares, Inc., since its establishment in 2002. He was also a founding director of Citizens Community Bank of Florida in Marco Island and of its parent holding company, Citizens Community Bancorp, Inc. and served as a director until they were acquired by F.N.B. Corporation in April 2001.

Bruce G. Fedor, age 68, is a non-practicing attorney and a director of MCBI. Mr. Fedor previously was General Counsel for BancFlorida, Naples, and Citizens Community Bancorp, Inc., Marco Island. Between those two positions, he practiced banking and real estate law, as of counsel, with the Naples law firms of Annis, Mitchell, et al, and Harter, Secrest and Emery. From 1988 to 1990, Mr. Fedor was with Cummings and Lockwood, Naples, Florida. Mr. Fedor was also the initial Chairman of the Board for Pelican National Bank, Naples, Florida. Prior to moving to Florida in 1987, Mr. Fedor practiced banking and real estate law in Cleveland, Ohio for 25 years. In 1957, Mr. Fedor received his BA degree from the University of Notre Dame and in 1962, he received his JD degree from the Cleveland-Marshall School of Law, Cleveland State University, Cleveland, Ohio. He presently is a member of the Florida Bar and the Collier County Bar Association.

Jamie B. Greusel, age 42, a director of MCBI and the Bank, has been a principal in the Law Office of Jamie B. Greusel, in Marco Island since 1988. She is licensed to practice in both Florida and New Jersey. Ms. Greusel was previously a director of Citizens Community Bank of Florida from 1998 to April 2001. She earned her law degree from Stetson University, cum laude, in 1987 and her BA from Juniata College in 1983.

Robert A. Marks, age 72, a founding director of MCBI and the Bank, retired from Metropolitan Life Insurance Company in 1986, after a 30-year career culminating in his service as a Regional Manager based in Nashville, Tennessee. From 1996 to 2001, he was a director of Citizens Community Bank of Florida and Citizens Community Bancorp, Inc. Mr. Marks received a Chartered Life Underwriter degree in 1971 from the American College of Life Underwriters.

Stephen A. McLaughlin, age 57, a founding director of MCBI and the Bank, is involved in the operation of several Maine-based real estate consulting and timber companies, including Stillwater Land & Lumber Limited and Stillwater Associates. He was also a founding director of Citizens Community Bank of Florida and of Citizens Community Bancorp, Inc. and served as a director until they were acquired by F.N.B. Corporation in April 2001. From 1996 to 1998, he served as that bank’s Vice President for Administration. Mr. McLaughlin graduated from the University of Maine in 1968 with an engineering degree.

Michael A. Micallef, Jr., age 54, is the President of MCBI and the President and Chief Executive Officer and Director of the Bank. Prior to joining MCBI, he was President and Chief Operating Officer of Sterling Bank, FSB in Lantana, Florida. He held that position from July 1999, until he resigned to join the Bank and MCBI in February 2003. Prior to that, he was President and Chief Executive Officer of Citizens Community Bank of Florida in Marco Island from 1997 to 1999. From 1993 to 1997, he served as President and Chief Executive Officer of Bank Boynton, FSB, in Boynton Beach, Florida. From 1986 to 1992, he was with United Savings, Melbourne, Florida, where he served as Chief Executive Officer. Mr. Micallef earned a graduate banking degree from Brown University in 1979, an MBA from Fordham University in 1976, and a B.S. from St. Peters College in 1973.

E. Terry Skone, age 63, is a founding director of MCBI and the Bank. He retired as President and Chairman of Deerwood Bancorporation, Inc. and of First National Bank of Deerwood, Deerwood, Minnesota in 1997, after 42 years of service. Following his retirement, he was a director of Citizens Community Bancorp, Inc. from 1998 to 1999. In 1962, he received a BS from Gustavus Adolphus College, and in 1969, graduated from the University of Wisconsin School of Banking.

Richard Storm, Jr., age 62, Chairman of the Board and Chief Executive Officer of MCBI, has been a resident of Collier County, Florida for over 23 years. Mr. Storm has more than 30 years of director experience in banking and was a founding director, Chairman of the Board and CEO of Citizens Community Bank of Florida and its parent holding company, Citizens Community Bancorp, Inc. He served in those capacities until Citizens Community Bancorp, Inc. and its subsidiaries were sold in April 2001 to F.N.B. Corporation. Mr. Storm served as the

President and CEO of F.N.B.’s Marco Island banking operations from April 2001 to January 1, 2003. From 1987 to 1994, Mr. Storm served as a director and Corporate Secretary of Citizens National Corporation, and as a director and of Citizens National Bank, both located in Naples, Florida. Following Citizens National’s merger with AmSouth Bank of Florida in 1994, Mr. Storm served as a City Director of AmSouth Bank until 1995. Mr. Storm was also a director of Danbury Bank and Trust, Danbury, Connecticut from 1973 to 1979 and then after the merger with Connecticut Bank and Trust was appointed a regional director. From 1997 to 1998, he served as a director of the Florida Community Bankers and in 1999 as a director of the Florida Bankers Association. In addition to his many bank affiliations over the years, Mr. Storm has an extensive background in real estate management, marketing, finance and development. He is currently President and CEO of LoanStar Capital, Inc. (a mortgage and venture capital company), President of Deer Run Properties, Inc. (a real estate development company) and a director of Cumberland Properties, Inc., a shopping center owner/operator.

Thomas M. Whelan, age 54, became Chief Financial Officer of MCBI and the Bank on February 23, 2004. From 1999 to February 2004, he was Chief Financial Officer of Bancshares of Florida and Executive Vice President and Chief Financial Officer of Bank of Florida, N.A. In 1996, his family relocated to Southwest Florida, where he joined Hendry County Bank as Vice President and Cashier. In May 1997, he was named President and Chief Executive Officer. Following the acquisition of Hendry County Bank by Florida Community Bank in February 1998, he served as Executive Vice President in charge of finance, operations and branch administration, until joining Bancshares of Florida in April 1999. Mr. Whelan received his Bachelor of Arts degree in business and management from Ohio Northern University in 1971. He is a 1982 honors graduate of the BAI School in Banking at the University of Wisconsin.

BENEFICIAL STOCK OWNERSHIP OF

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the current beneficial ownership of MCBI common stock of each director nominee, non-director executive officers as of the record date. Messrs. McLaughlin, Skone and Storm are the only beneficial owners of more than 5% of our common stock.

[Table to follow this page]

Name	Number of Shares Owned (1)	Right to Acquire	% of Beneficial Ownership
Joel M. Cox	29,000	7,250	2.77%
Bruce G. Fedor	750	—	0.06
Jamie B. Greusel	48,333	12,082	4.60
Robert A. Marks	30,552	12,220	3.26
Stephen A. McLaughlin	90,000	22,500	8.50
Michael A. Micallef	11,525	2,881	1.11
E. Terry Skone	61,750	15,250	5.85
Richard Storm, Jr.	156,136	39,034	14.57
Thomas M. Whelan	—	—	—

All directors and executive officers as a group (9 individuals)	428,046	111,217	38.21%

(1)	Includes shares for which the named person:

•	has sole voting and investment power;

•	has shared voting and investment power with a spouse, or

•	holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes

EXECUTIVE COMPENSATION

Summary Compensation Table

The Summary Compensation Table on the following page shows compensation information regarding Richard Storm, Jr., Chairman and Chief Executive Officer of MCBI and of Michael A. Micallef, President of MCBI and President and Chief Executive Officer of the Bank. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

	Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation
Richard Storm, Jr. (1)
Chairman and Chief Executive Officer of MCBI	2003	$—	$—	$—
Michael A. Micallef
President of MCBI and President and Chief Executive Officer of the Bank	2003	$100,00	$5,000	$6,250	(2)

(1)	Mr. Storm has declined to accept any cash compensation at this time.

(2)	Includes automobile allowance.

Benefits

MCBI currently does not provide medical or related benefits to its officers or directors. Officers of the Bank are provided hospitalization, major medical, short- and long-term disability insurance, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees.

Employment Contracts

The Bank has letter agreements with two of its employees, President and Chief Executive Officer Michael A. Micallef and Senior Vice President and Chief Financial Officer Thomas M. Whelan, which define the terms of their employment in those positions.

Mr. Micallef’s agreement provides for an annual base salary of $120,000, with a $15,000 increase after the Bank achieves two consecutive profitable quarters. Mr. Micallef is also to receive a $15,000 signing bonus in three annual installments, commencing on the date of his initial employment. Under the terms of the letter agreement, Mr. Micallef is also entitled to three weeks vacation, to participate in all medical and health benefit plans provided by the Bank and to receive a $750 monthly automobile allowance. To assist Mr. Micallef in relocating to Marco Island, the Bank also agreed to reimburse him for up to $4,000 in moving expenses and $2,500 in temporary housing expenses. Subject to shareholder approval of a stock option plan, Mr. Micallef is also to receive options to purchase 25,000 shares of MCBI common stock. In addition, the Bank has agreed to purchase for Mr. Micallef a bank owned life insurance policy as a retirement benefit at a cost not to exceed $1,389 per year.

The Bank may terminate Mr. Micallef’s employment for “good cause” (as defined in the agreement). In such an event, no severance benefits will be due to him. If the Bank terminates Mr. Micallef’s employment without “good cause,” the Bank will be obligated to pay him the greater of nine months base salary or $90,000 as a severance payment. In the event of a “change in control” (as defined in the agreement) of the Bank, Mr. Micallef will be entitled to terminate his employment at any time during the six months after such an event and receive an identical severance payment.

Mr. Whelan’s agreement provides for an annual base salary of $100,000. Mr. Whelan also received a $5,000 signing bonus, which must be repaid if he leaves the Bank’s employ within 12 months. If he leaves the Bank’s employment between 12 and 24 months, he must repay half of the bonus. Subject to shareholder approval of a stock option plan, Mr. Whelan is also to receive options to purchase 17,500 shares of MCBI common stock. Under the terms of the letter agreement, Mr. Whelan is also entitled to three weeks vacation and to participate in all medical and health benefit plans provided by the Bank. The Bank may terminate Mr. Whelan’s employment for “good cause” (as defined in the agreement). In such an event no severance benefits will be due to him.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of MCBI common stock) of MCBI are customers of, and have banking relations with, the Bank. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by the

Bank to such individuals, or to any related interest of such individuals, must: (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of MCBI or the Bank. As of December 31, 2003, neither MCBI nor the Bank had any loans outstanding to their directors, executive officers and principal shareholders.

PROPOSAL II. APPROVAL OF THE 2003 EMPLOYEES’ INCENTIVE

STOCK OPTION AND LIMITED RIGHTS PLAN

On January 20, 2004, the Board adopted the 2003 Employees’ Stock Option and Limited Rights Plan (“Employees’ Plan”) for the benefit of officers and other key employees of MCBI and the Bank. A copy of the Employees’ Plan is attached hereto as Appendix B. The following is a summary of the material features of the Employees’ Plan, which is qualified in its entirety by reference to the complete provisions of the attached Employees’ Plan.

The Employees’ Plan provides for 95,000 shares of MCBI common stock to be reserved for future issuance pursuant to the exercise of stock options. The maximum number of shares an MCBI or Bank employee may be granted options for is 25,000. If the Employees’ Plan is approved by the stockholders, the Board intends to grant the following amounts of options to the following individuals:

Michael A. Micallef	25,000
Thomas M. Whelan	17,500

All Executive Officers as a Group	42,500

Non-Executive Officer Employees as a Group	21,000

All Employees as a Group	63,500

New employees of MCBI or the Bank may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

The Employees’ Plan is subject to approval of the holders of a majority of the outstanding common stock at the Annual Meeting. All options granted before shareholder approval of the Employees’ Plan are contingent upon receipt of such approval.

Options granted under the Program will be either “incentive stock options” within the meaning of section 422A of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee but no tax deduction to MCBI, or “compensatory stock options’ which do not give the employee certain benefits of the incentive stock option, but will entitle MCBI to a tax deduction when the options are exercised.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option will be equal to or greater than the Fair Market Value of a share of common stock as of the date of grant. Fair Market Value of a share of common stock shall be as defined in the Employees’ Plan. In no event shall Fair Market Value be less than $9.00. At no time will MCBI have total cumulative stock options outstanding to acquire more than 15% of the outstanding common stock of MCBI under all of its plans.

At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Employees’ Plan. Limited rights may only be exercised six months after the date of their grant will terminate upon the exercise or termination of their underlying option. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise.

The Board of Directors may set any vesting schedule for options granted under the Employees’ Plan. All stock options and limited rights held under the Employees’ Plan will be immediately canceled when the holder is terminated for “cause” (as that term is defined in the Employees’ Plan). In the event of the death or disability of a participant, all options and limited rights held under the Employees’ Plan, whether or not then exercisable, shall be exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires, any options or limited rights held under the Employees’ Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

Our Board of Directors believes the Employees’ Plan is a necessary non-cash compensation benefit for MCBI and the Bank to be competitive and to be able to attract and retain competent management.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the 2003 Employees’ Stock Option and Limited Rights Plan.

PROPOSAL III. APPROVAL OF THE BANK’S

2003 DIRECTORS’ STOCK OPTION AND LIMITED RIGHTS PLAN.

The Board has adopted the 2003 Directors’ Stock Option Plan and Limited Rights Plan (“Directors’ Plan”), attached hereto as Appendix C. The following is a summary of the material features of the Plan, which is qualified in its entirety by reference to the complete provisions of the attached Directors’ Plan.

The Directors’ Plan provides for 95,000 shares of MCBI common stock to be reserved for future issuance pursuant to the exercise of stock options. The maximum number of shares an MCBI director may be granted options for is 7,500, the maximum number for a Bank director is 5,000. Each MCBI and Bank director has been granted those amounts of options. New directors elected or appointed to the Board or the Board of any wholly-owned subsidiary of MCBI or the Bank may be granted options to purchase shares of common stock, as determined by the Board in its sole discretion.

The Directors’ Plan is subject to approval of the holders of a majority of the outstanding common stock at the Annual Meeting. All options granted before shareholder approval of the Directors’ Plan are contingent upon receipt of such approval.

The purpose of the Directors’ Plan is to promote the growth and profitability of MCBI and the Bank by providing outside directors who currently do not receive directors’ fees or non-cash benefits with an incentive to achieve the long-term objectives of MCBI and the Bank. The

Directors’ Plan will assist in our being able to attract and retain non-employee directors of outstanding competence at MCBI and the Bank, while at the same time, provide such outside directors with an opportunity to acquire an equity interest in MCBI. The Directors’ Plan authorizes the granting of non-statutory stock options (options which do not qualify as incentive stock options). See discussion under Proposal II. The shares of common stock used under this Plan shall be from authorized and previously unissued shares. At no time will MCBI have total cumulative stock options outstanding to acquire more than 15% of the outstanding common stock of MCBI under all of its plans.

The per share exercise price at which the shares of common stock may be purchased upon exercise of a granted option will be equal to or greater than the Fair Market Value of a share of common stock as of the date of grant. Fair Market Value of a share of common stock shall be as defined in the Directors’ Plan. In no instance shall Fair Market Value be less than $9.00.

At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Directors’ Plan. Limited rights may only be exercised six months after the date of their grant will terminate upon the exercise or termination of their underlying option. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise.

The Board may set any vesting schedule for options granted under the Directors’ Plan. All stock options and limited rights held under the Directors’ Plan will be immediately canceled when the holder is removed from the Board for “cause” (as that term is defined in the Directors’ Plan). In the event of the death or disability of a participant, all options and limited rights held under the Directors’ Plan, whether or not then exercisable, shall be fully vested and exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires from the Board, any options or limited rights held under the Directors’ Plan, whether or not then exercisable, shall be exercisable for a period of 90 days after such retirement.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the 2003 Directors’ Stock Option and Limited Rights Plan.

PROPOSAL IV. APPROVAL OF THE 2003

ADVISORY BOARD MEMBERS’ STOCK OPTION AND LIMITED RIGHTS PLAN

On January 20, 2004, the Board of Directors adopted the 2004 Advisory Board Members’ Stock Option and Limited Rights Plan (“Advisers’ Plan”) to provide for the grant of non-statutory stock options to purchase share of MCBI’s common stock and limited rights to members of the Advisory Board of MCBI and its subsidiaries. Advisory Board members are those individuals who act as advisers to and business developers for MCBI and its subsidiaries. A copy of the Advisers’ Plan is attached as Appendix D, and this discussion of its material terms is entirely qualified by the text of the Advisers’ Plan.

The purpose of the Advisers’ Plan is to advance the interests of MCBI and its subsidiaries by providing its advisers, individuals with strong community ties and interests, an additional incentive and to attract additional persons of experience and ability to serve as advisers in the future.

The maximum number of shares of common stock that may be issued pursuant to options granted under Advisers’ Plan is 25,000. Under the Advisers’ Plan, participants may each be granted an option to purchase up to 500 shares of MCBI common stock at a price not less than its “Fair Market Value” (as that term is defined in the Advisers’ Plan) on the date the option is granted or $9.00, whichever is greater. At no time may any participant hold options to purchase more than 500 shares under the Advisers’ Plan and no options will be granted until the Advisers’ Plan is approved by a majority vote of MCBI’s shareholders. At no time will MCBI have total cumulative stock options outstanding to acquire more than 15% of the outstanding common stock of MCBI under all of its plans.

No stock options may be granted under the Advisers’ Plan until one year after the recipient was first appointed to an Advisory Board. Stock options granted under the Advisers’ Plan will vest in four equal, annual installments beginning in the year of grant. At the discretion of the Board, limited rights may be granted in tandem with any options granted under the Advisers’ Plan. Limited rights may only be exercised six months after the date of their grant will terminate upon the exercise or termination of their underlying option. A limited right entitles the holder thereof to a cash payment equal to the difference of the option exercise price and the Fair Market Value on the date of exercise.

All stock options and limited rights held under the Advisers’ Plan will be immediately canceled when the holder is removed form the Advisory Board for “cause” (as that term is defined in the Advisers’ Plan). In the event of the death or disability of a participant, all options and limited rights held under the Advisers’ Plan, whether or not then exercisable, shall be fully vested and exercisable (by the participant or his or her legal representative) for a period of 12 months following such death or disability. In the event a participant retires from the Advisory Board, any options or limited rights held under the Advisers’ Plan, whether or not then fully vested and exercisable, shall be exercisable for a period of 90 days after such retirement.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the 2003 Advisory Board Members’

Stock Option and Limited Rights Plan.

PROPOSAL V. RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING

DECEMBER 31, 2004

Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. (“Hacker, Johnson”), as the independent auditors for MCBI and the Bank for the fiscal year ending December 31, 2004. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson, in connection with the audit of the annual financial statements and the reviews of the financial statements included in MCBI’s filings with the Securities and Exchange Commission for the fiscal years ended December 31, 2003, were $19,000.

Audit-Related Fees: In 2003, Hacker, Johnson did not bill MCBI for other fees related to the performance of its audit and reviews of financial statements.

Tax Fees: In 2003, Hacker, Johnson also billed MCBI $2,000 for tax compliance and advice, including the preparation of MCBI’s corporate tax returns.

All Other Fees: Excluding those fees described above, Hacker, Johnson did not bill MCBI in 2003.

In all instances, Hacker, Johnson’s performance of those services were pre-approved by MCBI’s Audit Committee.

In order to be adopted, this item must be approved by the holders of a majority of the outstanding shares of MCBI’s common stock present or represented by proxy and entitled to vote at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson, the Board of Directors will consider the selection of other auditors that are qualified to practice before the Securities and Exchange Commission.

The Board of Directors Recommends that Shareholders Vote “For”

the Appointment of Hacker, Johnson & Smith, P.A., as the

Independent Auditors for the Fiscal Year Ending December 31, 2004.

PROPOSAL VI. ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I, II, III, IV or V at the Annual Meeting. In order to permit proxies that have been timely received by the MCBI to be voted for an adjournment, we are submitting this item as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

To the best of MCBI’s knowledge, during 2003, each of its directors, officers and 10% shareholders timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in MCBI’s proxy materials for the 2005 Annual Meeting, any shareholder’s proposal to take action at that Meeting must be received at our corporate office at 1770 San Marco Road, Marco Island, Florida 34145, no later than November 20, 2004. Any such proposals shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934, as amended.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by MCBI. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE

THE ANNUAL MEETING

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is MCBI’s 2003 Form 10-KSB, which includes our audited financial statements. Form 10-KSB also serves as our Annual Report to Shareholders and as the Bank’s Annual Disclosure Statement. Additional copies of MCBI’s Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Bruce G. Fedor, Corporate Secretary, Marco Community Bancorp, Inc., 1770 San Marco Road, Marco Island, Florida 34145, telephone number (239) 394-3901.

MCBI currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR by MCBI and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549. The Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by MCBI is available for review on this website. The address of the website is www.sec.gov.

Marco Community Bancorp, Inc.

April 12, 2004

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF MARCO COMMUNITY BANCORP, INC.

Audit Committee Purpose

The Committee is appointed by the Board of Directors of Marco Community Bancorp, Inc. (the “Company”) to assist the Board in fulfilling its oversight responsibilities. The Audit Committee’s primary duties and responsibilities are to:

•	Monitor the integrity of the Company’s financial reporting process and systems of internal controls regarding finance, account and legal compliance.

•	Monitor the independence and performance of the Company’s independent auditors and internal auditing function (including an outsource service provider).

•	Provide an avenue of communication among the independent auditors, management, the internal audit department (including an outsource service provider) and the Board of Directors.

•	The Company’s Audit Committee will serve as the audit committee for the holding company and Marco Community Bank and may have joint meetings serving the audit requirements of both the Company and Marco Community Bank.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the Company. The Audit Committee must obtain full Board approval prior to retaining, at the Company’s expense, special legal, accounting, or other consultants or experts, it deems necessary in the performance of its duties.

Audit Committee Composition and Meetings

The Audit Committee shall meet the requirements of NASDAQ Rule 4350(d)(2). Under this rule, the Audit Committee shall be comprised of a minimum of two (2) directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least four times annually separately or combined with the entire Board, subject to the majority of the independent directors present, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditor, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed.

Audit Committee Responsibilities and Duties

Review Procedures

1.	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the charter published at least every three years in the Company’s proxy statement.

2.	Review the Company’s annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3.	In consultation with the management, the independent auditors, and any internal auditors, consider the integrity of the Company’s reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent and internal auditing department together with management’s responses.

4.	Review with management and the independent auditors the company’s quarterly financial results prior to the release of earnings and/or the company’s quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company’s accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61. The Chair of the Committee or a member of the Committee acting as Chair, may represent the entire Audit Committee for purposes of this review.

Independent Auditors

5.	The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

6.	Approve the fees and other significant compensation to be paid to the independent auditors.

7.	The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor any relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors’ assurances of independence it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

8.	Review the independent auditors audit plan – discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

9.	Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

10.	Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Internal Audit and Legal Compliance

11.	Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department and/or outsource service provider, as needed.

12.	Review the appointment, performance, and replacement of the senior internal audit executive and/or outsource service provider.

13.	Review significant reports prepared by the outsourced internal audit service provider together with management’s response and follow-up to these reports.

14.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

15.	Annually prepare a report to the shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

16.	Perform any other activities consistent with this Charter, the Company’s bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

17.	Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

APPENDIX B

MARCO COMMUNITY BANCORP, INC.

2003 EMPLOYEES’ INCENTIVE STOCK OPTION AND LIMITED RIGHTS PLAN

1.	PURPOSE

The purpose of Marco Community Bancorp, Inc.’s (“Company”) 2003 Employees’ Incentive Stock Option and Limited Rights Plan (“Employees’ Plan”) is to advance the interests of the Company, its subsidiaries and its shareholders by providing the employees of the Company or its wholly-owned subsidiaries, (“Subsidiaries”), upon whose judgment, initiative and oversight the successful conduct of the business of the Company depends, with an additional incentive to serve as employees for the Company or its Subsidiaries, as well as, to attract people of experience and ability to serve as employees in the future.

2.	DEFINITIONS

(a)	“Board of Directors” means the Board of Directors of the Company.

(b)	“Award” means an Award of Qualified Stock Options (“Stock Option” or “Option”) and/or Limited Rights granted under the provisions of the Employees’ Plan.

(c)	“Committee” means the Board of Directors.

(d)	“Employees’ Plan Year or Years” means a calendar year or years commencing on or after January 1, 2004.

(e)	“Date of Grant” means the actual date on which an Award is granted by the Committee.

(f)	“Common Stock” means the common stock of the Company, par value, $0.01 per share.

(g)

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the previous 90days on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceeding the grant date. In the absence of an arms

1

length transaction during such 90 days, Fair Market Value means the book value of the common stock or the adjusted original issue price of $9.00 per share, whichever is higher.

(h)	“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8.

(i)	“Termination for Cause” means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in a loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Employee, the Company or one of its subsidiaries.

(j)	“Participant” for the Plan means an employee of the Company or its Subsidiaries chosen by the Committee to participate in the Employees’ Plan.

(k)	“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a “Change in Control” shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

(l)	“Date of Affiliation” means the date on which an employee was first employed by the Company or one of its Subsidiaries. The Date of Affiliation for Initial Employees shall be August 19, 2003.

(m)	“Initial Employees” means those employees of the Company or one of its Subsidiaries as of August 19, 2003.

3.	ADMINISTRATION

The Employees’ Plan shall be administered by the Board of Directors. The Committee is authorized, subject to the provisions of the Employees’ Plan, to establish such rules and regulations

2

as it deems necessary for the proper administration of the Employees’ Plan and to make whatever determinations and interpretations in connection with the Employees’ Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Employees’ Plan and on their legal representatives and beneficiaries.

4.	TYPES OF AWARDS

Awards under the Employees’ Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Employees’ Plan:

(a)	Qualified Stock Options; and

(b)	Limited Rights

5.	STOCK SUBJECT TO THE EMPLOYEES’ PLAN

Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Employees’ Plan is 90,000 shares of Common Stock outstanding (sometimes referred to herein as “Option Shares”). To the extent that Stock Options or rights granted under the Employees’ Plan are exercised, the shares covered will be unavailable for future grants under the Employees’ Plan; to the extent that options together with any related rights granted under the Employees’ Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, such Option shares shall be added back to the pool of available Option shares, and new Awards may be made with respect to these shares.

6.	ELIGIBILITY

The Employees of the Company and its Subsidiaries (“Employees”) shall be eligible to receive Stock Options and/or Limited Rights under the Employees’ Plan. The maximum number of aggregate Option Shares that a Participant shall be eligible to be awarded shall be 25,000.

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee may, from time to time, grant Stock Options to Employees. Stock Options granted under this Employees’ Plan are subject to the following terms and conditions:

(a)	Price.

The purchase price per share of Common Stock deliverable upon the exercise of each Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted or $9.00 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the surrender date determined in the manner described in Section 2(g).

3

(b)	Terms of Options.

The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant.

(c)	Vesting.

The Committee shall determine whether such Stock Options shall be exercised in installments and set the date on which each Stock Option shall become exercisable. Any required vesting period shall commence on the Date of Grant. The shares comprising any installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Director, all Stock Options shall become immediately exercisable.

(d)	Termination of Service.

Upon the termination of a Employees’ service for any reason other than retirement, death or disability or termination for cause, his or her Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of retirement, such shares shall be exercisable only for a period of 90 days following retirement. In the event of termination for cause, all rights under his Stock Options shall expire upon termination. In the event of the death or disability of an Employee, all Stock Options held by the Employee, whether or not exercisable at such time, shall be exercisable by the Employee, or the Employee’s legal representatives or beneficiaries for 12 months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the Stock Option term.

8.	GRANT OF LIMITED RIGHTS

The Committee may grant a Limited Right simultaneously with the grant of any Option, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Employees’ Plan are subject to the following terms and conditions:

(a)	Terms of Rights.

In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

4

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. Upon exercise, the Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b)	Payment.

Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

(c)	Termination of Service.

Upon the termination of an employees’ service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him shall be exercisable only as to those shares of the related Option which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of retirement, the limited rights may be exercisable for a period of 90 days following retirement. In the event of Termination for Cause, all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the employee, whether or not exercisable at such time, shall be exercisable by the employee or his/her legal representatives or beneficiaries for 12 months following the date of his/her death or disability; provided that in no event shall the period extend beyond the expiration of the related Stock Option term.

9.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

An optionee shall have no rights as a shareholder with respect to any shares covered by a Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Employees’ Plan or in any Award granted confers on any person any right to serve as an Employee for the Company or its Subsidiaries.

No Award under the Employees’ Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative or result in Options for fractional shares.

10.	AGREEMENT WITH PARTICIPANTS

Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

5

11.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Stock Option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.

12.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards as necessary, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Employees’ Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Employees’ Plan;

(c)	adjustments in the purchase price of outstanding Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

13.	WITHHOLDING

There will be deducted from each distribution of cash and/or Common Stock under the Employees’ Plan the amount of tax required to be withheld by any governmental authority, if any.

14.	AMENDMENT OF THE EMPLOYEES’ PLAN

The Board of Directors may at any time, and from time to time, modify or amend the Employees’ Plan in any respect; provided however, that if necessary to continue to qualify the Employees’ Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

(a)	increases the maximum number of shares for which options may be granted under the Employees’ Plan (subject, however, to the provisions of Section 12 hereof);

(b)	reduces the minimum purchase price at which Awards may be granted;

6

(c)	extends the period during which options may be granted or exercised beyond the times originally prescribed; or

(d)	changes the persons eligible to participate in the Employees’ Plan.

Failure to ratify or approve amendments or modifications to Subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Employees’ Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

15.	EFFECTIVE DATE OF EMPLOYEES’ PLAN

The Employees’ Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board (“Effective Date”). Following the Effective Date of the Employees’ Plan, the Employees’ Plan shall be submitted to the Company’s shareholders for approval. If the Employees’ Plan is not approved by shareholders, the Employees’ Plan and any Awards granted there under shall be null and void.

16.	TERMINATION OF EMPLOYEES’ PLAN

The right to grant Awards under the Employees’ Plan will terminate upon the earlier of 10 years after the Effective Date of the Employees’ Plan or the exercise of Options or related rights equaling the maximum number of shares reserved under the Employees’ Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Employees’ Plan for any reason, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

17.	APPLICABLE LAW

The Employees’ Plan will be administered in accordance with the laws of the State of Florida.

7

APPENDIX C

MARCO COMMUNITY BANCORP, INC.

2003 DIRECTORS’ STOCK OPTION AND LIMITED RIGHTS PLAN

1.	PURPOSE

The purpose of Marco Community Bancorp, Inc.’s (“Company”) 2003 Directors’ Stock Option and Limited Rights Plan (“Directors’ Plan”) is to advance the interests of the Company, its subsidiaries and its shareholders by providing the directors of the Company or its wholly-owned subsidiaries, (“Subsidiaries”), upon whose judgment, initiative and oversight the successful conduct of the business of the Company depends, with an additional incentive to serve on the Board of Directors for the Company or its Subsidiaries, as well as, to attract people of experience and ability to serve as Directors in the future.

2.	DEFINITIONS

(a)	“Board of Directors” means the Board of Directors of the Company.

(b)	“Award” means an Award of Non-Statutory Stock Options (“Stock Option” or “Option”) and/or Limited Rights granted under the provisions of the Directors’ Plan.

(c)	“Committee” means the Board of Directors of the Company.

(d)	“Directors’ Plan Year or Years” means a calendar year or years commencing on or after January 1, 2004.

(e)	“Date of Grant” means the actual date on which an Award is granted by the Committee.

(f)	“Common Stock” means the common stock of the Company, par value, $0.01 per share.

(g)

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers Automated Quotation System, the Fair Market Value means the average of the closing bid and ask sale prices on the previous 90 days on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceeding the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the

1

common stock or the adjusted original issue price of $9.00 per share, whichever is higher.

(h)	“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8.

(i)	“Termination for Cause” means the termination upon an intentional failure to perform stated duties, breach of a fiduciary duty involving personal dishonesty, which results in a loss to the Company or one of its affiliates or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the director, the Company or one of its subsidiaries.

(j)	“Participant” for the Plan means a director of the Company or its Subsidiaries chosen by the Committee to participate in the Directors’ Plan.

(k)	“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a][2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a “Change in Control” shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

(l)	“Date of Affiliation” means the date on which a director was first elected or appointed to the Board of Directors of the Company or one of its Subsidiaries. The Initial Board of Directors shall have a Date of Affiliation of August 19, 2003.

(m)	“Initial Board of Directors” means those directors of the Company or one of its Subsidiaries elected or appointed prior to August 19, 2003.

3.	ADMINISTRATION

The Directors’ Plan shall be administered by the Board of Directors. The Committee is authorized, subject to the provisions of the Directors’ Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Directors’ Plan and to make whatever determinations and interpretations in connection with the Directors’ Plan it deems as necessary or

2

advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Directors’ Plan and on their legal representatives and beneficiaries.

4.	TYPES OF AWARDS

Awards under the Directors’ Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Directors’ Plan:

(a)	Non-Statutory Stock Options; and

(b)	Limited Rights

5.	STOCK SUBJECT TO THE DIRECTORS’ PLAN

Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Directors’ Plan is 80,000 shares of Common Stock outstanding (sometimes referred to herein as “Option Shares”). To the extent that Stock Options or rights granted under the Directors’ Plan are exercised, the shares covered will be unavailable for future grants under the Directors’ Plan; to the extent that options together with any related rights granted under the Directors’ Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, such Option shares shall be added back to the pool of available Option shares and new Awards may be made with respect to these shares.

6.	ELIGIBILITY

The directors of the Company and its Subsidiaries (“Directors”), except for those directors who are also salaried officers of the Company or its Subsidiaries, shall be eligible to receive Non-Statutory Stock Options and/or Limited Rights under the Directors’ Plan. The maximum number of aggregate Option Shares that a Participant shall be eligible to be awarded shall be: (i) Company Directors - 7,500; (ii) Subsidiary Directors - 5,000.

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee may, from time to time, grant Non-Statutory Stock Options to Directors. Non-Statutory Stock Options granted under this Directors’ Plan are subject to the following terms and conditions:

(a)	Price.

The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted or $9.00 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the surrender date determined in the manner described in Section 2(g).

3

(b)	Terms of Options.

The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant.

(c)	Vesting.

The Committee shall determine whether such Stock Options shall be exercised in installments and set the date on which each Non-Statutory Stock Option shall become exercisable. Any required vesting period shall commence on the Participant’s Date of Affiliation. The shares comprising any installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Director, all Non-Statutory Stock Options shall become immediately exercisable.

(d)	Termination of Service.

Upon the termination of a Directors’ service for any reason other than retirement, death or disability or termination for cause, his or her Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of retirement, such shares shall be exercisable only for a period of 90 days following retirement. In the event of termination for cause, all rights under his Non-Statutory Stock Options shall expire upon termination. In the event of the death or disability of a Director, all Non-Statutory Stock Options held by the Director, whether or not exercisable at such time, shall be exercisable by the Director, or the Director’s legal representatives or beneficiaries for 12 months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.	GRANT OF LIMITED RIGHTS

The Committee may grant a Limited Right simultaneously with the grant of any Option, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Directors’ Plan are subject to the following terms and conditions:

(a)	Terms of Rights.

In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. Upon

4

exercise, the Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b)	Payment.

Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

(c)	Termination of Service.

Upon the termination of a Directors’ service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him shall be exercisable only as to those shares of the related Option which were immediately purchasable by him at the date of termination and only for a period of 30 days following termination. In the event of retirement, such Limited Rights shall be exercisable only to a period of 90 days following retirement. In the event of Termination for Cause, all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the Director, whether or not exercisable at such time, shall be exercisable by the Director or his legal representatives or beneficiaries for 12 months following the date of his death or disability; provided that in no event shall the period extend beyond the expiration of the related Non-Statutory Stock Option term.

9.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY

An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Directors’ Plan or in any Award granted confers on any person any right to continue to serve as a director for the Company or its Subsidiaries.

No Award under the Directors’ Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the optionee, or by a guardian or legal representative.

10.	AGREEMENT WITH PARTICIPANTS

Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

5

11.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Stock Option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his estate will be deemed to be the beneficiary.

12.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously granted Awards as necessary, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Directors’ Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Directors’ Plan;

(c)	adjustments in the purchase price of outstanding Non-Statutory Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award or result in Options for fractional shares.

13.	WITHHOLDING

There will be deducted from each distribution of cash and/or Common Stock under the Directors’ Plan the amount of tax required to be withheld by any governmental authority, if any.

14.	AMENDMENT OF THE DIRECTORS’ PLAN

The Board of Directors may at any time, and from time to time, modify or amend the Directors’ Plan in any respect; provided however, that if necessary to continue to qualify the Directors’ Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

(a)	increases the maximum number of shares for which options may be granted under the Directors’ Plan (subject, however, to the provisions of Section 12 hereof);

(b)	reduces the minimum purchase price at which Awards may be granted;

(c)	extends the period during which options may be granted or exercised beyond the times originally prescribed; or

6

(d)	changes the persons eligible to participate in the Directors’ Plan.

Failure to ratify or approve amendments or modifications to Subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Directors’ Plan will remain in full force and effect.

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

15.	EFFECTIVE DATE OF DIRECTORS’ PLAN

The Directors’ Plan shall be adopted by the Board of Directors and shall become effective upon such date of adoption, or other date as determined by the Board (“Effective Date”). Following the Effective Date of the Directors’ Plan, the Directors’ Plan shall be submitted to the Company’s shareholders for approval. If the Directors’ Plan is not approved by shareholders, the Directors’ Plan and any Awards granted there under shall be null and void.

16.	TERMINATION OF DIRECTORS’ PLAN

The right to grant Awards under the Directors’ Plan will terminate upon the earlier of 10 years after the Effective Date of the Directors’ Plan or the exercise of Options or related rights equaling the maximum number of shares reserved under the Directors’ Plan as set forth in Section 5. The Board of Directors has the right to suspend or terminate the Directors’ Plan for any reason, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

17.	APPLICABLE LAW

The Directors’ Plan will be administered in accordance with the laws of the State of Florida.

7

APPENDIX D

MARCO COMMUNITY BANCORP, INC.

2003 ADVISORY BOARD MEMBERS’

STOCK OPTION AND LIMITED RIGHTS PLAN

1.	PURPOSE

The purpose of Marco Community Bancorp, Inc.’s (“Company”) 2003 Advisory Board Members’ Stock Option and Limited Rights Plan (“Members’ Plan”) is to advance the interests of the Company, its subsidiaries and its shareholders by providing the Advisory Board Members of the Company’s wholly-owned subsidiaries, whose advice the Company and its subsidiaries deems extremely important to the success of the Company, with an additional incentive to serve on Advisory Boards for the Company’s subsidiaries, as well as, to attract people of experience and ability to serve as Advisory Board Members in the future.

2.	DEFINITIONS

(a)	“Advisory Board Members” means the Advisory Board Members of the Company and its subsidiaries.

(b)	“Award” means an Award of Non-Statutory Stock Options (“Stock Option” or “Options”) and/or Limited Rights granted under the provisions of the Advisory Board Members’ Plan (“Plan”).

(c)	“Committee” means the Board of Directors of the Company.

(d)	“Members’ Plan Year or Years” means a calendar year or years commencing on or after January 1, 2004.

(e)	“Date of Grant” means the actual date on which an Award is granted by the Committee.

(f)	“Common Stock” means the common stock of the Company, par value, $0.01 per share.

(g)

“Fair Market Value” means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation System (as published by the Wall Street Journal, if published) on the day prior to such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon. If the Common Stock is not traded on a national market reported by the National Association of Securities Dealers

1

Automated Quotation System, the Fair Market Value means the average of the closing bid and asked sale prices on the previous 90 days on which a sale is reported in an over-the-counter transaction. In the absence of any over-the-counter transactions, the Fair Market Value means the average price at which the stock has sold in an arms length transaction during the 90 days immediately preceding the grant date. In the absence of an arms length transaction during such 90 days, Fair Market Value means the book value of the common stock or the adjusted original issue price of $9.00 per share, whichever is higher.

(h)	“Limited Right” means the right to receive an amount of cash based upon the terms set forth in Section 8.

(i)	“Termination for Cause” means the termination upon an intentional failure to perform stated duties, failure to comply with the terms and conditions of the Advisory Board Mission Statement, breach of a fiduciary duty involving personal dishonesty, which results in a loss to the Company or one of its subsidiaries or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order issued to the Company or one of its subsidiaries.

(j)	“Participant” for the Plan means an Advisory Board Member of the Company’s subsidiaries chosen by the Committee to participate in the Members’ Plan.

(k)	“Change in Control” of the Company means a change in control that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or any successor disclosure item; provided that, without limitation, such a Change in Control (as set forth in 12 U.S.C. Section 1841[a] [2] of the Bank Holding Company Act of 1956, as amended) shall be deemed to have occurred if any person (as such term is used in Sections 13[d] and 14[d] of the Exchange Act in effect on the date first written above), other than any person who on the date hereof is a director or officer of the Company, (i) directly or indirectly, or acting through one or more other persons, owns, controls or has power to vote 25% or more of any class of the then outstanding voting securities of the Company; or (ii) controls in any manner the election of the directors of the Company. For purposes of this Agreement, a “Change in Control” shall be deemed not to have occurred in connection with a reorganization, e.g. consolidation or merger of the Company where the stockholders of the Company, immediately before the consummation of the transaction, will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the transaction.

(l)	“Date of Affiliation” means the date on which an Advisory Board Member was first appointed to an Advisory Board of one of the Company’s subsidiaries.

2

3.	ADMINISTRATION

The Advisory Board Members’ Plan shall be administered by the Board of Directors of the Company, which shall hereinafter be referred to as “Committee”. The Committee is authorized, subject to the provisions of the Advisory Board Members’ Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Advisory Board Members’ Plan and to make whatever determinations and interpretations in connection with the Advisory Board Members’ Plan it deems as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Advisory Board Members’ Plan and on their legal representatives and beneficiaries.

4.	TYPES OF AWARDS

Awards under the Advisory Board Members’ Plan may be granted in any one or a combination of the following, as defined below in Sections 7 and 8 of the Advisory Board Members’ Plan:

(a)	Non-Statutory Stock Options; and

(b)	Limited Rights

5.	STOCK SUBJECT TO THE MEMBERS’ PLAN

Subject to adjustment as provided in Section 12, the maximum number of shares reserved for issuance under the Members’ Plan is 25,000 shares of Common Stock outstanding (sometimes referred to herein as “Option Shares”). To the extent that Stock Options or Limited Rights granted under the Advisory Board Members’ Plan are exercised, the shares covered will be unavailable for future grants under the Advisory Board Members’ Plan; to the extent that Options together with any related rights granted under the Advisory Board Members’ Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, such Option shares shall be added back to the pool of available Option shares and new Awards may be made with respect to these shares.

6.	ELIGIBILITY

The Advisory Board Members of the Company’s subsidiaries (“Members”), except for those Advisory Board Members who are also salaried officers and/or Directors of the Company or its subsidiaries, shall be eligible to receive Non-Statutory Stock Options and/or Limited Rights under the Members’ Plan one year after appointment to an Advisory Board. The maximum number of aggregate Option Shares that a Participant shall be eligible to be awarded shall be 500.

3

7.	GRANT OF NON-STATUTORY STOCK OPTIONS

The Committee may, from time to time, grant Non-Statutory Stock Options to Members. Non-Statutory Stock Options granted under this Members’ Plan are subject to the following terms and conditions:

(a)	Price.

The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall not be less than the Fair Market Value of the Common Stock on the date the option is granted or $9.00 whichever is greater. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the surrender date determined in the manner described in Section 2(g).

(b)	Terms of Options.

The term during which each Non-Statutory Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 6 years from the Date of Grant.

(c)	Vesting.

Stock Options granted under the Plan shall vest in equal installments. The Committee shall determine the date on which each Non-Statutory Stock Option shall become exercisable in installments of 25% per year for 4 years. Any required vesting period, but no less than 12 months, shall commence on the Participant’s Date of Grant. The shares comprising each installment may be purchased in whole or in part at any time after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-Statutory Stock Option may be exercised in whole or in part. Notwithstanding the above, in the event of a Change in Control of the Company, or the death of a Member, all Non-Statutory Stock Options shall become immediately exercisable.

(d)	Termination of Service.

Upon the termination of a Member’s service for any reason other than retirement, death or disability or Termination for Cause, as herein defined, his or her Non-Statutory Stock Options shall be exercisable only as to those shares which were immediately purchasable by him or her at the date of termination and only for a period of 30 days following termination. In the event of retirement, such shares shall be exercisable only for a period of 90 days following retirement. In the

4

event of termination for cause, all rights under his or her Non-Statutory Stock Options shall expire upon termination. In the event of the death or disability of a Member all Non-Statutory Stock Options held by the Member, whether or not exercisable at such time, shall be exercisable by the Member, or the Member’s legal representatives or beneficiaries for 12 months following the date of his or her death or disability; provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

8.	GRANT OF LIMITED RIGHTS

The Committee may grant a Limited Right simultaneously with the grant of any Option, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Members’ Plan are subject to the following terms and conditions:

(a)	Terms of Rights.

In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only upon the occurrence of all of the following conditions: (i) a Change in Control of the Company; and (ii) the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. Upon exercise, the Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying option pursuant to Section 2(g) herein. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

(b)	Payment.

Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

(c)	Termination of Service.

Upon the termination of a Member’s service for any reason other than retirement, death or disability or termination for cause, any Limited Rights held by him or her shall be exercisable only as to those shares of the related

5

option which were immediately purchasable by him or her at the date of termination and only for a period of 30 days following termination. In the event of retirement such Limited Rights shall be exercisable only for a period of 90 days following retirement. In the event of termination for cause all Limited Rights shall expire upon termination. In the event of termination of service for reason of death or disability, all Limited Rights held by the Member, whether or not exercisable at such time, shall be exercisable by the Member or his or her legal representatives or beneficiaries for 12\ months following the date of his or her death or disability; provided that in no event shall the period extend beyond the expiration of the related Non-Statutory Stock Option term.

9.	RIGHTS OF A SHAREHOLDER: NONTRANSFERABILLITY

An optionee shall have no rights as a shareholder with respect to any shares covered by a Non-Statutory Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Members’ Plan or in any Award granted confers on any person any right to continue to serve as an Advisory Board Member of the Company’s subsidiaries.

No Award under the Members’ Plan shall be transferable by the optionee other than by will or the laws of descent and distribution and may only be exercised during his or her lifetime by the optionee, or by a guardian or legal representative.

10.	AGREEMENT WITH PARTICIPANTS

Each Award of Options and/or Limited Rights will be evidenced by a written agreement, executed by the Company which describes the conditions for receiving the Awards including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the applicable securities law.

11.	DESIGNATION OF BENEFICIARY

A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Stock Option or Limited Rights Award to which he or she would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then his or her estate will be deemed to be the beneficiary.

12.	DILUTION AND OTHER ADJUSTMENTS

In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee will make such adjustments to previously

6

granted Awards as necessary, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

(a)	adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Members’ Plan;

(b)	adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Members’ Plan;

(c)	adjustments in the purchase price of outstanding Non-Statutory Stock Options, or any Limited Rights attached to such Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

13.	WITHHOLDING

There will be deducted from each distribution of cash and/or Common Stock under the Members’ Plan the amount of tax required to be withheld by any governmental authority, if any.

14.	AMENDMENT OF THE MEMBERS’ PLAN

The Board of Directors of the Company may at any time, and from time to time, modify or amend the Members’ Plan in any respect; provided however, that if necessary to continue to qualify the Members’ Plan under the Securities and Exchange Commission Rule 16(b)-3, shareholder approval would be required for any such modification or amendments which:

(a)	increases the maximum number of shares for which Options may be granted under the Members’ Plan (subject, however, to the provisions of Section 12 hereof);

(b)	reduces the minimum purchase price at which Awards may be granted;

(c)	extends the period during which Options may be granted or exercised beyond the times originally prescribed; or

(d)	changes the persons eligible to participate in the Members’ Plan.

Failure to ratify or approve amendments or modifications to Subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Members’ Plan will remain in full force and effect.

7

No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

15.	EFFECTIVE DATE OF MEMBERS’ PLAN

The Members’ Plan shall be adopted by the Board of Directors of the Company and shall become effective upon such date of adoption, or other date as determined by the Board of Directors of the Company (“Effective Date”). Following the Effective Date of the Members’ Plan, the Members’ Plan shall be submitted to the Company’s shareholders for approval. If the Members’ Plan is not approved by shareholders, the Members’ Plan and any Awards granted thereunder shall be null and void.

16.	TERMINATION OF MEMBERS’ PLAN

The right to grant Awards under the Members’ Plan will terminate upon the earlier of 10 years after the Effective Date of the Members’ Plan or the exercise of Options or related rights equaling the maximum number of shares reserved under the Members’ Plan as set forth in Section 5. The Board of Directors of the Company has the right to suspend or terminate the Members’ Plan for any reason, provided that no such action will, without the consent of a Participant, adversely affect his or her rights under a previously granted Award.

17.	APPLICABLE LAW

The Members’ Plan will be administered in accordance with the laws of the State of Florida.

8

REVOCABLE PROXY

MARCO COMMUNITY BANCORP, INC.

2004 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Richard Storm, Jr. and Bruce G. Fedor and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Marco Community Bancorp, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Marco Island Yacht Club, 1400 North Collier Boulevard, Marco Island, Florida 34145, on May 17, 2004, at 10:00 a.m., Eastern Time and at any adjournment thereof.

The undersigned shareholder of Marco Community Bancorp, Inc. may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation, delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

		FOR	WITHHOLD AUTHORITY
1.	The election of seven members of the Board of Directors to serve for one-year terms:	☐	☐

INSTRUCTION. To withhold your vote for any individual nominee, strike a line in the nominee’s name listed below.

Joel M. Cox ♦ Bruce G. Fedor ♦ Jamie B. Greusel, ♦ Robert A. Marks ♦ Michael A. Micallef, Jr. ♦ E. Terry Skone ♦ Richard Storm, Jr.

2.	Approval of the 2003 Employees’ Incentive Stock Option and Limited Rights Plan	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	Approval of the 2003 Directors’ Stock Option and Limited Rights Plan	FOR	AGAINST	ABSTAIN
		☐	☐	☐

4.	Approval of the 2003 Advisory Board Members’ Stock Option and Limited Rights Plan	FOR	AGAINST	ABSTAIN
		☐	☐	☐

5.	Ratification of the appointment of Hacker, Johnson & Smith, P.A., as the independent auditors of Marco Community Bancorp, Inc. for the fiscal year ending December 31, 2004.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

6.	The adjournment of the Annual Meeting to solicit additional proxies in the event that there are not sufficient votes to approve any one or more of the Proposals.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournments thereof, unless indicated otherwise by marking this box ☐.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.	STICKER

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The signor acknowledges receipt from Marco Community Bancorp, Inc., prior to the execution of the Proxy, a Notice of Annual Meeting, a Proxy Statement dated April 22, 2004 and an Annual Report.	X
Signature
X
Signature if held jointly

No. of Common Shares Voting: ______________	Date: _______________